CMA MICHIGAN
MUNICIPAL MONEY FUND


Annual Report







March 31, 1998

MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.





CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the year ended March 31, 1998, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 3.07%.* As of March 31, 1998, the Fund's 7-day yield was 2.97%.

Economic Environment and
Investment Strategy
During the six-month period ended March 31, 1998, Michigan's financial performance and position continued to exhibit notable strength. This performance is a result of steady economic growth at the state level, combined with the effects of continued expenditure controls. The state was also able to increase its budget stabilization fund to over $1.1 billion, a level that provides a good foundation for Michigan's future operations. Consequently, during January, Standard & Poor's Corp. (S&P) raised its rating on the state's $655 million in general obligation debt to AA+ from AA. At the same time, S&P affirmed the SP1+ rating on the state's outstanding cash flow notes and reported that the upgrades were based on a significant increase in state financial reserves, improved cash flows and a significantly lower-than-expected settlement of a lawsuit against the state for a lack of funding to state-mandated special education programs.

During the six months ended March 31, 1998, lawmakers approved legislation that will improve problems pertaining to the state's seasonal cash position. As a result of state assumption of a large portion of financing public schools, the state faced annual cash flow weakness and dependence upon balances in its rainy day and other common cash funds. However, this new legislation, which restructured the timing of payments to school districts under the state-aid formula, will alleviate short-term cash flow shortfalls and free up the rainy day fund to meet potential future revenue deficiencies. Other factors supporting the upgrade include steady employment growth and a relatively low per capita debt burden. For example, compared to a year ago, December's labor force increased by 65,000 and employment moved up by 97,000, while unemployment fell by 32,000, resulting in a year-over-year decline of 0.7% in Michigan's unemployment rate. Most recently, the state reported its February unemployment rate at 4.0%, still below the national rate of 4.6% for the same period. Finally, Governor Engler signed three new tax cuts into law by year-end, which are expected to save taxpayers more than $110 each annually. These cuts included a $200 increase in personal exemptions, a $600 per child deduction and an increased tuition tax credit.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Throughout the fiscal year ended March 31, 1998, we maintained a relatively neutral average portfolio maturity. We significantly extended the Fund's average maturity only when the short-term tax-exempt yield curve steepened. This steepening occurred at tax time in April 1997 when cash outflows drove up yields on short-term tax-exempt securities and, more prominently, in late summer 1997 when states issued their annual cash flow notes. However, for most of the fiscal year, a decrease in total fixed-rate issuance resulting from healthy state economies and continued cash inflows kept the short-term tax-exempt yield curve relatively flat. For example, yields on 90-day tax-exempt commercial paper performed on average with those on short-term tax-exempt notes maturing in six months--one year for most of the period. Thus, for a majority of that time, we used tax-exempt commercial paper when we wanted to pursue a more aggressive strategy.

Furthermore, during the year ended March 31, 1998, assets of tax-exempt money market funds rose by $25.6 billion, an increase of over 17%. The Fund, which began the fiscal year in the 25-day range, concluded the period in the 35-day range. Our strategy allowed the Fund to perform on average relative to similar Michigan tax-exempt money market funds for the year ended March 31, 1998. Finally, we continue to focus on diversification and credit quality when choosing Fund investments, and we constantly monitor the ever-changing marketplace and adapt our investment strategy when necessary.

In Conclusion
We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



May 1, 1998





CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call
 (800) CMA-INFO [(800) 262-4636].



Portfolio Abbreviations for CMA Michigan Municipal Money Fund

ACES SM      Adjustable Convertible Extendable Securities
AMT          Alternative Minimum Tax (subject to)
CP           Commercial Paper
DATES        Daily AdjustableTax-Exempt Securities
FLOATS       Floating Rate Securities
HDA          Housing Development Authority
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
MSTR         Municipal Securities Trust Receipts
PCR          Pollution Control Revenue Bonds
RAN          Revenue Anticipation Notes
SAN          State Aid Notes
TAN          Tax Anticipation Notes
TEAMS        Tax-Exempt Adjustable Municipal Securities
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes



CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                            (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Michigan--          $ 1,320   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds
94.4%                         (Georgetown Estates Project), VRDN, Series 1997-A, 3.65% due 2/01/2027 (a)         $ 1,320
                        890   Bedford Township, Michigan, Economic Development Corporation Revenue
                              Bonds (Form-Tech Steel Inc. Project), VRDN, 3.89% due 3/01/2010 (a)                    890
                      4,500   Beecher, Michigan, Community School District, SAN, 4.125% due 6/30/1998              4,502
                      4,500   Berrien County, Michigan, Economic Development Corporation, Economic
                              Development Revenue Bonds (Arlington Corporation Project), VRDN, AMT,
                              3.95% due 9/01/2016 (a)                                                              4,500
                      4,000   Chelsea, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Bonds (Silver Maples of Chelsea), VRDN, 3.70% due 5/15/2028 (a)              4,000
                              Delta County, Michigan, Economic Development Corporation, Environmental
                              Improvement Revenue Bonds (Mead Escambia Paper) (a):
                      2,300      DATES, Series F, 3.70% due 12/01/2013                                             2,300
                      2,900      Refunding, VRDN, Series D, 3.70% due 12/01/2023                                   2,900
                              Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (a)(c):
                      3,500      Series SG-64, 3.80% due 7/01/2025                                                 3,500
                      2,000      Series SGB-6, 3.80% due 7/01/2025                                                 2,000
                      1,205   Farmington Hills, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                              3.75% due 11/01/2010 (a)                                                             1,205
                      3,000   Fenton, Michigan, Area Public Schools, SAN, 4.25% due 6/30/1998                      3,002
                      2,200   Flint, Michigan, Economic Development Corporation, Economic Development
                              Revenue Bonds (Plastics Research), VRDN, AMT, 3.80% due 9/01/2004 (a)                2,200
                      4,500   Garden City, Michigan, School District, SAN, UT, 4.70% due 4/01/1998                 4,500
                      3,400   Genesee County, Michigan, Economic Development Corporation, Limited
                              Obligation, Economic Development Revenue Bonds (MM&E Inc. Project), VRDN,
                              3.80% due 7/01/2005 (a)                                                              3,400
                      2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F Steel
                              Corporation), VRDN, AMT, 3.80% due 2/01/2009 (a)                                     2,300
                      3,325   Grand Rapids, Michigan, Economic Development Corporation, Economic
                              Development Revenue Refunding Bonds (Amway Hotel Corporation Project),
                              VRDN, Series B, 3.65% due 8/01/2017 (a)                                              3,325
                        555   Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Refunding Bonds (Calder), VRDN, Series A, 3.65% due 10/01/2011 (a)             555
                      2,560   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                              AMT, 3.75% due 7/01/2009 (a)                                                         2,560
                      2,600   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, VRDN,
                              3.60% due 1/01/2020 (a)(b)                                                           2,600
                        445   Grosse Point, Michigan, Public Library, TAN, 4.28% due 4/03/1998                       445
                      3,700   Kent Hospital Finance Authority, Michigan, Hospital Facilities Revenue Bonds
                              (Butterworth Hospital), ACES, Series A, 3.65% due 1/15/2020 (a)                      3,700


CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Michigan            $   880   Lenawee County, Michigan, Economic Development Corporation, Limited Obligation
(continued)                   Revenue Bonds (The Wyatt Project), VRDN, 3.90% due 5/01/2002 (a)                   $   880
                      1,000   Marquette County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (Pioneer Laboratories), VRDN, Series B, 3.65% due
                              6/01/2012 (a)                                                                        1,000
                        450   Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Refunding Bonds (North American Steel Project), VRDN, 3.65% due
                              6/01/1998 (a)                                                                          450
                        920   Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                              (Davenport Collateral Business Project), VRDN, 3.70% due 3/01/2027 (a)                 920
                              Michigan Municipal Bond Authority Revenue Notes:
                      3,500      RAN, Series C, 4.50% due 9/18/1998                                                3,509
                      1,750      Series A, 4.75% due 5/01/1998                                                     1,751
                     30,375      Series B, 4.50% due 7/02/1998                                                    30,433
                      2,000      Series D, 5% due 9/18/1998                                                        2,005
                              Michigan State Building Authority Revenue Bonds:
                     12,830      CP, 3.40% due 4/09/1998                                                          12,830
                      3,000      (Facilities Program), Series I, 4.50% due 10/01/1998                              3,014
                              Michigan State, HDA, Limited Obligation Revenue Bonds:
                      4,000      (Bloomfield), TEAMS, CP, 3.50% due 5/14/1998                                      4,000
                      1,200      (Laurel Valley), TEAMS, VRDN, 3.70% due 12/01/2007 (a)                            1,200
                      4,000      (Sand Creek Apartments, Phase 1 Project), VRDN, AMT, 3.80% due 1/01/2029 (a)      4,000
                      2,000      (Woodland Meadows Apartments Project), VRDN, AMT, 3.65% due 3/01/2013 (a)         2,000
                      7,000   Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A,
                              3.40% due 4/01/1998                                                                  7,000
                      4,500   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, VRDN, Series B,
                              3.60% due 4/01/2019 (a)                                                              4,500
                              Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                      1,200      (Mid-Michigan Obligation Group), Series A, 3.80% due 6/01/1998 (d)                1,200
                      1,000      (Sisters of Mercy), Series P, 4.10% due 8/15/1998 (c)                             1,002
                     18,600   Michigan State Notes, CP, UT, 4.50% due 9/30/1998                                   18,677
                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                      3,000      (AACOA Estrusions Inc. Project), AMT, 3.80% due 2/01/2008                         3,000
                      7,500      (AVL North America Inc. Project), 3.80% due 4/01/2011                             7,500
                        900      (Adaptive Manufacturing L.L.C. Project), AMT, 3.90% due 8/01/2016                   900
                        865      (Akemi Inc. Project), AMT, 3.90% due 3/01/2021                                      865
                      1,600      (Applied Textiles Inc. Project), AMT, 3.80% due 7/01/2008                         1,600
                        450      (BBPV Project), AMT, Series A-2, 3.85% due 1/01/2014                                450
                      1,430      (BCM&N Project), AMT, 3.75% due 6/01/2020                                         1,430
                      2,600      (Baron Drawn Steel), IDR, AMT, 3.90% due 12/01/2006                               2,600
                      2,500      (Cincinnati Milacron Inc. Project), AMT, 3.95% due 4/15/2005                      2,500
                      3,400      (Dott Industries Inc. Project), AMT, 3.80% due 6/01/2001                          3,400
                      1,500      (Gollin Block & Supply Company), AMT, 3.65% due 7/01/2012                         1,500
                      1,345      (Hercules Drawn Steel Project), AMT, 3.89% due 8/01/2006                          1,345
                      1,500      (Inalfa-Hollandia Inc. Project), AMT, 3.90% due 5/01/2016                         1,500
                      2,000      (Ingersoll CM System Inc. Project), AMT, 3.80% due 12/01/2011                     2,000
                      5,500      (Karona Inc.), AMT, 3.90% due 12/01/2015                                          5,500
                        115      (Kay Screen Printing Inc.), AMT, Series A, 3.95% due 1/01/1999                      115
                      3,165      (Monarch Hydraulics Inc. Project), AMT, 3.80% due 7/01/2016                       3,165
                      2,000      (Norbert Industries Inc. Project), AMT, UT, 3.65% due 4/01/2006                   2,000
                      1,000      (Nothern Pure Ice Company Project), 3.35% due 3/01/2015                           1,000
                        960      (Nuvar Properties L.L.C. Project), AMT, 3.80% due 7/01/2026                         960
                      2,300      (Park Realty L.L.C.), AMT, Series A, 3.80% due 9/01/2026                          2,300
                      1,145      (Perfection Steel Inc. Project), AMT, 3.80% due 3/01/2002                         1,145


CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Michigan                      Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(concluded)                   VRDN (a) (concluded):
                    $ 2,025      (R.H. Wyner Associates Inc. Project), AMT, 3.80% due 10/01/2026                 $ 2,025
                      2,000      Refunding (Consumers Power Company Project), Series A, 3.70% due 6/15/2010        2,000
                      2,500      Refunding (Detroit Edison Company), Series CC, 3.70% due 9/01/2030                2,500
                      1,000      Refunding (Grandview Plaza Project), 3.90% due 12/15/2010                         1,000
                      4,850      Refunding (Lake Shore Inc.), AMT, 3.85% due 11/01/2019                            4,850
                        440      Refunding (Park Village Pines Project), 3.65% due 5/01/2006                         440
                      6,285      (Riverwalk Properties L.L.C. Project), AMT, 3.90% due 8/01/2021                   6,285
                        400      Series C-4, 3.85% due 1/01/2009                                                     400
                      1,250      (TEI Investments L.L.C. Project), AMT, 3.90% due 2/01/2022                        1,250
                      4,275      (Temperance Enterprises Co.), AMT, 3.90% due 8/01/2011                            4,275
                      1,475      (Tom Miller Inc. Project), AMT, 3.75% due 12/01/2009                              1,475
                      2,700      (Universal Tube, Inc. Project), AMT, 3.80% due 8/01/2011                          2,700
                      3,500      (Waltec American Forgings), 3.85% due 10/01/2009                                  3,500
                        425      (Whitehall Industries), AMT, Series A-6, 3.85% due 1/01/2014                        425
                      6,000   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN,
                              Series A, 3.70% due 4/15/2018 (a)                                                    6,000
                      7,500   Michigan State Trunk Line, FLOATS, Series SG-44, 3.80% due 11/15/2024 (a)(b)         7,500
                      2,000   Muskegon County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (Baker College), VRDN, 3.70% due 12/01/2021 (a)             2,000
                      2,200   Niles, Michigan, Community Schools, SAN, 4.10% due 5/28/1998                         2,201
                      2,000   Oscoda, Michigan, Area Schools District, SAN, 4.25% due 5/11/1998                    2,001
                      1,700   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds
                              (William Beaumont Hospital), VRDN, Series L, 3.70% due 1/01/2027 (a)                 1,700
                        175   Sterling Heights, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Refunding Bonds (Sterling Shopping Center), VRDN,
                              3.70% due 12/01/2010 (a)                                                               175
                              University of Michigan, University Revenue Bonds, VRDN, Series A (a):
                      4,300      (Hospital), 3.70% due 12/01/2027                                                  4,300
                      9,890      (Medical Service Plan), 3.70% due 12/01/2027                                      9,890
                      8,200      Refunding (Hospital), 3.70% due 12/01/2019                                        8,200
                      6,900   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                              Metropolitan County), VRDN, AMT, Series A, 3.75% due 12/01/2016 (a)                  6,900
                      1,200   Westwood, Michigan, Community School District, SAN, 4.03% due 6/30/1998              1,201
                        800   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                              Bonds (Family One Inc. Project), VRDN, AMT, 3.80% due 11/01/2019 (a)                   800

Puerto Rico--         5,500   Puerto Rico Commonwealth Government Development Bonds, CP, 3.10% due
4.6%                          4/09/1998                                                                            5,500
                      2,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, VRDN, Series X, 3.375% due 7/01/1999 (a)                              2,500
                      6,000   Puerto Rico, Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                              Series SGA-43, 3.60% due 7/01/2022 (a)(c)                                            6,000

                              Total Investments (Cost--$302,843*)--99.0%                                         302,843

                              Other Assets Less Liabilities--1.0%                                                  3,203
                                                                                                                --------
                              Net Assets--100.0%                                                                $306,046
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.

See Notes to Financial Statements.

(b)FGIC Insured.
(c)MBIA Insured.
(d)FSA Insured.
  *Cost for Federal income tax purposes.



CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$302,843,135) (Note 1a)                                           $  302,843,135
Cash                                                                                                             350,040
Interest receivable                                                                                            3,125,436
Prepaid registration fees and other assets (Note 1d)                                                              10,972
                                                                                                          --------------
Total assets                                                                                                 306,329,583
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $      133,613
 Distributor (Note 2)                                                                            90,103          223,716
                                                                                         --------------
Accrued expenses and other liabilities                                                                            59,501
                                                                                                          --------------
Total liabilities                                                                                                283,217
                                                                                                          --------------
Net Assets                                                                                                $  306,046,366
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   30,620,174
Paid-in capital in excess of par                                                                             275,581,568
Accumulated realized capital losses--net (Note 4)                                                               (155,376)
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 306,201,742 shares of
beneficial interest outstanding                                                                           $  306,046,366
                                                                                                          ==============



See Notes to Financial Statements.


CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   10,574,515
Expenses:
Investment advisory fees (Note 2)                                                        $    1,420,153
Distribution fees (Note 2)                                                                      351,653
Transfer agent fees (Note 2)                                                                     55,103
Professional fees                                                                                52,809
Accounting services (Note 2)                                                                     49,333
Registration fees (Note 1d)                                                                      43,723
Custodian fees                                                                                   25,410
Pricing fees                                                                                      8,560
Trustees' fees and expenses                                                                       2,083
                                                                                         --------------
Total expenses                                                                                                 2,008,827
                                                                                                          --------------
Investment income--net                                                                                         8,565,688
Realized Loss on Investments--Net (Note 1c)                                                                       (5,036)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    8,560,652
                                                                                                          ==============



See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                    March 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:
Investment income--net                                                                   $    8,565,688   $    7,159,379
Realized loss on investments--net                                                                (5,036)         (18,304)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          8,560,652        7,141,075
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (8,565,688)      (7,159,379)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (8,565,688)      (7,159,379)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,337,768,909    1,149,598,981
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        8,565,686        7,159,224
                                                                                         --------------   --------------
                                                                                          1,346,334,595    1,156,758,205
Cost of shares redeemed                                                                  (1,313,252,528)  (1,131,314,536)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                     33,082,067       25,443,669
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                 33,077,031       25,425,365
Beginning of year                                                                           272,969,335      247,543,970
                                                                                         --------------   --------------
End of year                                                                              $  306,046,366   $  272,969,335
                                                                                         ==============   ==============



See Notes to Financial Statements.


CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                    For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                 1998            1997            1996          1995        1994
Per Share Operating Performance:
Net asset value, beginning of year                     $   1.00      $   1.00        $   1.00      $   1.00     $   1.00
                                                       --------      --------        --------      --------     --------
Investment income--net                                      .03           .03             .03           .03          .02
                                                       --------      --------        --------      --------     --------
Total from investment operations                            .03           .03             .03           .03          .02
                                                       --------      --------        --------      --------     --------
Less dividends from investment income--net                 (.03)         (.03)           (.03)         (.03)        (.02)
                                                       --------      --------        --------      --------     --------
Net asset value, end of year                           $   1.00      $   1.00        $   1.00      $   1.00     $   1.00
                                                       ========      ========        ========      ========     ========
Total Investment Return                                   3.07%         2.90%           3.12%         2.57%        1.81%
                                                       ========      ========        ========      ========     ========
Ratios to Average Net Assets:
Expenses                                                   .71%          .72%            .73%          .73%         .72%
                                                       ========      ========        ========      ========     ========
Investment income--net                                    3.02%         2.84%           3.05%         2.54%        1.79%
                                                       ========      ========        ========      ========     ========
Supplemental Data:
Net assets, end of year (in thousands)                 $306,046      $272,969        $247,544      $220,171     $236,435
                                                       ========      ========        ========      ========     ========



See Notes to Financial Statements.




CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $155,000, of which $62,000 expires in 2001, $4,000 expires in 2002, $50,000 expires in 2003, $32,000 expires in 2005 and $7,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA Michigan Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 5, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA
Michigan Municipal Money Fund of CMA Multi-State Municipal Series
Trust during its taxable year ended March 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 1998.

Please retain this information for your records.